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                                             UAM Funds
                                             Funds for the Informed Investor/sm/



Rice, Hall, James Portfolios
Annual Report                                                  October 31, 2000





                                                             [LOGO OF UAM FUNDS]
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UAM FUNDS                                                      RHJ PORTFOLIOS
                                                               OCTOBER 31, 2000
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                                TABLE OF CONTENTS
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Shareholders' Letter ....................................................     1


Performance Comparison
   Small Cap ............................................................     7
   Small/Mid Cap ........................................................     8

Portfolios of Investments
   Small Cap ............................................................     9
   Small/Mid Cap ........................................................    13

Statements of Assets and Liabilities ....................................    16

Statements of Operations ................................................    17

Statements of Changes in Net Assets
   Small Cap ............................................................    18
   Small/Mid Cap ........................................................    19

Financial Highlights
   Small Cap ............................................................    20
   Small/Mid Cap ........................................................    21

Notes to Financial Statements ...........................................    22

Report of Independent Accountants .......................................    26

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UAM FUNDS                                                         RHJ PORTFOLIOS

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November 27, 2000

Dear Shareholders:

The performance of the UAM Rice, Hall, James Small/Mid Cap Portfolio as of October 31, 2000 is presented below. Two indices are provided for comparative purposes, the Standard and Poor's 500 and a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap indices. This 50/50 Blended Russell index is the appropriate benchmark for the RHJ Small/Mid Cap Portfolio. Returns are shown for the most recent month, latest 3 months, calendar year-to-date, latest 12 months and inception to date.

                                                                      Annualized
                         Current      Latest    Year to    Latest       Since
                          Month      3 Months    Date     12 Months   Inception
                        --------     --------   --------  ---------   ----------
Small/Mid Cap
   Portfolio               0.50%       1.93%     26.18%     39.10%     16.56%
(50/50 Composite
   Russell Index)         -3.00%       3.05%      5.26%     20.97%     14.87%
Russell
   Mid Cap                -1.54%       6.35%     10.54%     23.73%     18.15%
Russell
   2000                   -4.46%      -0.20%     -0.47%     17.41%     11.35%
Standard &
   Poor's 500             -0.42%       0.18%     -1.84%      6.09%     21.15%

The fourth fiscal quarter was an interesting one for the stock market. As can be seen in the chart above, both the S & P 500 (large capitalization stocks) and the Russell 2000 (small capitalization stocks) were essentially flat for the quarter ended October 31, 2000. The mid cap area as represented by the Russell Midcap index was the only area where significant appreciation was witnessed. The returns of the SmallMid Cap Portfolio fell where one would expect, between the mid and small, up 1.93%. Year-to-date and for the full fiscal year, the Small/Mid Cap Portfolio soundly beat all the above reported indices. Its 39.1% return for the full fiscal year was 1,813 basis points above the benchmark 50/50 Blended Russell index. Annualized since inception (4 years), the Rice Hall James Small/Mid Cap Portfolio has outperformed the 50/50 Blended Russell index and the Russell 2000 by 169 basis points and 521 basis points, respectively. It is only slightly behind the pure Mid Cap index for the period. The large cap based S & P 500 still has a significant lead over the Portfolio, but the gap has been dramatically narrowed during the past year.

The Rice, Hall, James portfolio management team focuses its research efforts on

                                        1
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UAM FUNDS                                                         RHJ PORTFOLIOS

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growth companies with capitalizations between $300 million and $2.5 billion, an area of the market that we believe presents the best investment opportunities. Our bottom-up fundamental research approach means we select investments for the Portfolio on a stock-by-stock basis. We do not time the market nor do we search for the next "attractive" sector. Our objective is to remain fully invested in what we believe to be the most attractively priced small and mid capitalization growth stocks where positive fundamental change is present, regardless of the industry or sector represented.

Sector weightings on balance penalized the Portfolio this quarter due primarily to a heavy concentration in the weak consumer sectors (retail, consumer durables and non-durables, 25% collectively) and a significant underweighting of two strong sectors, Health Care and Financial Services. Fortunately our individual stock selection in the total Portfolio was strong enough to bring its returns within a percent of benchmark performance. Continuing the experience of the previous two quarters, good stock selection resulted in 8 stocks returning 20% or more in the fourth fiscal quarter. Some strong gainers were Jacobs Engineering, Sensormatic Electronics, Claire's Stores, Metris Companies and Insituform.

While we were underweighted in Financial Services (3% of Portfolio assets) and Health Care (4% of Portfolio assets), Technology carried an 18% weight in both the Portfolio and the market. While this sector had negative returns in the benchmark index, it appreciated better than 10% in the RHJ Small/Mid Cap Portfolio adding more than 150 basis points to Portfolio return.

The "old economy" was well represented in the Portfolio through an overweight (18% of the Portfolio) and healthy stock selection in the Materials and Processing area. The Portfolio's Materials and Processing sector added nearly 100 basis points to the Portfolio's total return. Like Technology, this sector had negative returns in the benchmark index. Adding another 100 basis points to the return was the slightly overweighted Energy sector (6% of the Portfolio) with 20% appreciation.

The UAM RHJ Small/Mid Cap Portfolio is designed to replicate the Rice, Hall, James core equity style in which the overwhelming majority of RHJ separate accounts have been successfully managed for many years. The market value of the Small/Mid Cap Portfolio was $21 million as of October 31, 2000. Sector weightings do not drive our fundamentally based stock selection process and we do not expect any dramatic changes in sector exposures this quarter. Maximum capital appreciation is the primary objective of this Portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

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The performance of the UAM Rice Hall James Small Cap Portfolio as of October 31,
2000 is presented below:

                                                                      Annualized
                     Current      Latest      Year        Latest        Since
                      Month      3 Months    to-Date     12 Months    Inception
                    ---------   ---------   ---------    ---------   -----------
Small Cap
   Portfolio          -5.05%      2.19%       9.70%        27.02%      19.62%
Russell 2000          -4.46%     -0.20%      -0.47%        17.41%      13.72%
Standard &
   Poor's 500         -0.42%      0.18%      -1.84%         6.09%      22.59%

The Portfolio exceeded both the Russell 2000 and the Standard & Poor's 500 returns by more than 200 basis points in the latest quarter. The Portfolio has been in existence now for 6.33 years and has not only exceeded its benchmark Russell 2000 by nearly 590 basis points annually, but has also stayed within 300 basis points of the annual return of the large cap S & P 500. Keep in mind that the S & P 500 has had an extraordinary six-year performance period, appreciating at a rate approximately twice its historical growth rate.

Like the Small/Mid Portfolio, the Small Cap Portfolio's out-performance was not driven by sector weightings, but by stock selection. An overweight in the Consumer Discretionary sector (24%) versus a 16% weight in the Russell 2000 and poor stock selection within that already weak sector cost the Portfolio nearly 300 basis points in performance. Low Portfolio representation in the strong Health Care (8%) and Financial Services (10%) sectors cost in the way of lost opportunities.

These sector issues were more than offset by stock selection in the overweighted Technology sector. In a very weak technology stock environment the Portfolio appreciated over 30% in this overweighted sector (25% of Portfolio assets) and was completely responsible for this quarter's Portfolio outperformance. The Russell 2000 Technology sector had a -10% return.

The market value of the Small Cap Portfolio was $63 million as of October 31, 2000. Sector weightings do not drive our fundamentally based stock selection process and we do not expect any dramatic changes in sector exposures this quarter. Maximum capital appreciation is the primary objective of this Portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

The Federal Reserve Board's past year of tightening, a strong dollar versus the euro, and sharply higher oil prices have combined to slow the economy; to what

                                         3
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UAM FUNDS                                                        RHJ PORTFOLIOS

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degree is yet uncertain. Current weakening economic data would seem to pose no immediate threat, but the Fed so far refuses to alter its course. The Federal Reserve continues to worry much more about inflation than recession. If the Fed's concerns are misplaced, it could have a worrisome impact on an already weakening economic picture.

For the most part, revenue and earnings disappointments haven't been severe, but the corresponding reactions in stock prices have been dramatic. The market, or at least the market leadership, was not priced for even the slightest disappointment. Take Home Depot for example. The company pre-announced a $0.28 quarter, just 3 pennies below analysts' estimates of $0.31 and up from $0.25 a year ago. Granted a $0.28 quarter is only 12% growth, half the expected 24% long-term earnings growth for HD, but the stock fell from $48 to $34 (29%) in one day, pulling the Dow Jones Industrial Average down a whopping 380 points. The bigger problem was the fact that Home Depot management cautioned investors that fourth quarter could also be problematic.

The major issue here, we think, is not one of fundamental shortfalls, but irrationally high valuations and unreasonable investor expectations. There was simply no room for disappointment. The result has been a treacherous market environment for high P/E stocks, most of which are in the technology related sectors. The realization that the "old economy" cannot weaken without negatively impacting the "new economy" companies was not well received. Investors have awakened to the forgotten fact that technology companies are inherently cyclical and do have economic sensitivity.

While it may appear that the market has had a violent correction, particularly in the high technology stocks, there is still an abundance of very richly valued securities with a whole lot of downside risk. Seven months ago the Internet and biotech stocks were universally overvalued. The more "traditional" tech stocks were at valuations never seen before in markets of any type. Now the majority of the Internet and biotech stocks have had tremendous declines, to the point in some cases where viability becomes a genuine concern. The more seasoned tech stocks have been hit hard as well. Even so, a narrowing group of huge capitalization stocks remain at what we consider unsustainably high valuations.

Two conclusions present themselves. First, complacency in this market is ill advised. With such high valuations in the narrow leadership, the market could still experience significant downside. Second, whether the next move in the stock market is up or down, it could and should rationally continue to make the shift from large high P/E momentum stocks discussed above to the small and mid capitalization Growth-At-a-Reasonable-Price (GARP) and value stocks that are incredibly

                                        4
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UAM FUNDS                                                        RHJ PORTFOLIOS

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undervalued on a relative basis.

The fundamentals and valuations are right for such a shift and when these shifts have occurred in the past 75 years they have done so in a big way. Crandall, Pierce & Company has identified 11 different periods of either large or small cap market leadership. The average length of the large cap cycle has been 6 years and the average compound annual growth rate (CAGR) has been just 5.7%, even including the last five-year cycle where large caps grew nearly 25% annually.

Small cap led periods have averaged over 7 years with an appreciation of over 33% per year! Partially overshadowed by the momentum stocks has been a shift to small cap leadership in this market. April 8, 1999 capped a five-year period of large cap out-performance. From that date through October 31, 2000 the S & P 500 is up 7% while the Russell 2000 and the Russell Midcap are up 25% and 26%, respectively. Current valuations provide a solid foundation for a long healthy small cap cycle.

A repeat of last year's 4th quarter extraordinary surge looks more than unlikely, as investors seem to be doing some soul searching. Momentum is harder to find in these markets (at least upward momentum). Our GARP discipline should benefit in these uncertain times as investors become more realistic and once again focused on valuation and real earnings.

If the shift in investor focus witnessed throughout most of 2000 proves sustainable, then considerable money will continue to move to the "old economy" companies with real earnings and greater predictability. Further gains should be achieved purchasing these non-technology companies that have embraced new technologies designed to improve efficiency and profitability. These "old economy" stocks have been trading at bear market multiples for quite some time and if the shift in leadership continues, the upside could be tremendous with far less risk than that found in the Nasdaq leaders. In addition, a great number of solid technology companies have seen their stock-price fall into the GARP and value price range where they become great investment opportunities for the RHJ Small and Small/Mid Portfolios. We will continue to buy a few old economy issues and a few new economy concerns (as their prices come back to meet our criteria): but the primary focus in both Portfolios will be on "real economy" companies, meaning those good businesses with strong, predictable earnings at reasonable stock prices.


Sincerely,

Rice, Hall, James & Associates

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UAM FUNDS                                                     THE RHJ PORTFOLIOS

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    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

    There are no assurances that a portfolio will meet its stated objectives.

   A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                        Definition of Comparative Indices
                        ---------------------------------

50/50 Composite Russell Index is a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap Indices.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell Mid Cap Index is an unmanaged comprised of 800 stocks of U.S. companies with mid-market capitalization.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.


Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

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Growth of a $10,000 Investment

                                     [GRAPH]

                  RHJ           Russell


7/1/94           10,000         10,000
11/94            11,140         10,651
11/95            15,884         12,603
11/96            18,971         14,698
11/97            24,935         19,009
11/98            19,733         16,756
11/99            24,511         19,248
11/00            31,134         22,599


 * Beginning of operations. Index comparisons begin on 6/30/94.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative index on page 6.

                                        7
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UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO

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                                    [GRAPH]

                     RHJ       Rus2000      RusMidC...      50/50
                  ---------  -----------  --------------  ---------
11/1/96             10,000     10,000         10,000        10,000
11/97               12,676     12,933         12,877        12,916
11/98               13,098     11,400         13,453        12,403
11/99               13,270     13,096         15,756        14,399
11/00               18,458     15,376         19,495        17,418



 * Beginning of operations. Index comparisons begin on 10/31/96.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative indices on page 6.

                                        8
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UAM FUNDS                                               RHJ SMALL CAP PORTFOLIO
                                                        OCTOBER 31, 2000
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PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 90.4%

                                                            Shares       Value
                                                          ---------   ----------
BANKS -- 4.8%
     Hamilton Bank* ...................................      50,000   $  737,500
     Itla Capital* ....................................      60,000      873,750
     Texas Regional Bancshares, Cl A ..................      25,000      746,875
     Trico Bancshares .................................      40,000      615,000
                                                                      ----------
                                                                       2,973,125
                                                                      ----------
BASIC INDUSTRIES -- 6.4%
     Buckeye Technologies*  ...........................      25,000      428,125
     Lydall* ..........................................      45,000      475,313
     Northwest Pipe* ..................................      30,000      313,125
     Spartech .........................................      50,000      771,875
     Tetra Technologies* ..............................     140,000    2,021,250
                                                                      ----------
                                                                       4,009,688
                                                                      ----------
CAPITAL CONSTRUCTION -- 2.7%
     Astec Industries* ................................      80,000      825,000
     Insituform Technologies, Cl A* ...................      18,000      642,375
     IONICS* ..........................................      10,000      209,375
                                                                      ----------
                                                                       1,676,750
                                                                      ----------
CONSUMER NON-DURABLES -- 9.4%
     American Italian Pasta* ..........................      45,000      902,812
     Boston Beer* .....................................      50,000      387,500
     Dover Downs Entertainment ........................      50,000      587,500
     Galaxy Foods* ....................................      70,000      280,000
     Lodgenet Entertainment ...........................      50,000      878,125
     O'Charley's* .....................................      80,000    1,160,000
     PJ America* ......................................     105,600      798,600
     Schlotzsky's* ....................................      87,500      314,453
     Vans* ............................................      44,000      563,750
                                                                      ----------
                                                                       5,872,740
                                                                      ----------
ENERGY RELATED -- 9.3%
     Chieftan International* ..........................      80,000    1,620,000
     Denbury Resources* ...............................      55,000      378,125
     Osca* ............................................      80,000    1,240,000
     Petroquest Energy* ...............................      10,500       32,812
     Prima Energy* ....................................      30,000    1,335,000
     Unit* ............................................      90,000    1,198,125
                                                                      ----------
                                                                       5,804,062
                                                                      ----------

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UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 2000
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COMMON STOCKS - continued

                                                            Shares       Value
                                                          ---------   ----------
HEALTH CARE -- 10.6%
     Boron Lepore & Associates* .......................      90,000   $  888,750
     Cygnus* ..........................................      45,000      399,375
     IGEN International* ..............................      35,000      861,875
     Innerdyne* .......................................      80,000      560,000
     Keryx Biopharmaceuticals* ........................      35,000      490,000
     Lifecell* ........................................      75,000      274,219
     Morrison Management Specialists ..................      39,600    1,326,600
     Quidel* ..........................................      61,000      339,312
     Serologicals* ....................................     172,000    1,161,000
     Stressgen Biotechnologies* .......................      60,000      274,800
                                                                      ----------
                                                                       6,575,931
                                                                      ----------
INSURANCE -- 2.7%
     EW Blanch Holdings ...............................      60,000    1,132,500
     Farm Family Holding* .............................      15,000      518,437
                                                                      ----------
                                                                       1,650,937
                                                                      ----------
NATURAL RESOURCES -- 0.7%
     Florida Rock Industries ..........................      12,000      466,500
                                                                      ----------
RETAIL -- 3.5%
     Charlotte Russe Holding* .........................      75,000      881,250
     Stein Mart* ......................................      18,000      277,875
     Wild Oats Markets* ...............................      65,000      410,313
     Wilsons Leather Experts* .........................      40,000      612,500
                                                                      ----------
                                                                       2,181,938
                                                                      ----------
SERVICES -- 6.8%
     Bright Horizons Family Solutions* ................      30,000      750,000
     Carreker* ........................................      32,500      601,250
     Charles River Associates* ........................      36,500      406,063
     Daisytek* ........................................      44,000      209,000
     Hoenig Group* ....................................      60,000      611,250
     Jones Lang Lasalle* ..............................      30,000      382,500
     Onyx Acceptance* .................................     102,500      365,156
     Steiner Leisure* .................................      40,000      880,000
                                                                      ----------
                                                                       4,205,219
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                               RHJ SMALL CAP PORTFOLIO
                                                        OCTOBER 31, 2000
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COMMON STOCKS - continued

                                                            Shares       Value
                                                          ---------   ----------
TECHNOLOGY -- 21.7%
     3DO* .............................................     135,000   $  413,438
     Advanced Digital Information* ....................      30,000      388,125
     Answerthink* .....................................      30,000      491,250
     Applied Science & Technology* ....................      35,000      503,125
     Avant* ...........................................      90,000    1,513,125
     California Micro Devices* ........................      95,000    1,205,312
     Cognitronics* ....................................      40,000      416,400
     Interplay Entertainment* .........................       7,500       27,187
     Intranet Solutions* ..............................      10,000      465,000
     Keynote Systems* .................................      30,000      720,000
     Learn2.com* ......................................     490,000      811,563
     Micro Linear* ....................................      65,000      300,625
     Nam Tai Electronics ..............................      60,000    1,177,500
     Navidec* .........................................      70,000      323,750
     Park Electrochemical .............................      10,000      660,625
     PFSweb* ..........................................          33           66
     Phoenix International* ...........................     160,000      300,000
     Phoenix Technologies* ............................      50,000      803,125
     Power Integrations* ..............................      45,000      604,688
     SBS Technologies* ................................      40,000    1,030,000
     Scansource* ......................................       8,000      382,000
     Symmetricom* .....................................      75,000      960,938
                                                                      ----------
                                                                      13,497,842
                                                                      ----------
TELECOMMUNICATIONS -- 8.2%
     Alpha Industries* ................................      22,000      875,875
     Boston Communications Group* .....................      18,200      429,975
     Corsair Communications* ..........................      50,000      303,125
     Datum* ...........................................      50,000    1,600,000
     Frequency Electronics ............................      40,000      896,000
     Metromedia International Group* ..................     139,100      517,452
     Somera Communications* ...........................      40,000      450,000
                                                                      ----------
                                                                       5,072,427
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                            Shares       Value
                                                          ---------   ----------
TRANSPORTATION -- 3.6%
     Covenant Transportation, Cl A* ...................      70,000   $  634,375
     Heartland Express* ...............................      40,000      695,000
     Wabash National ..................................      25,000      200,000
     Werner Enterprises ...............................      50,000      700,000
                                                                      ----------
                                                                       2,229,375
                                                                      ----------
     TOTAL COMMON STOCKS
        (Cost $51,636,738) ............................               56,216,534
                                                                      ----------
   PREFERRED STOCKS -- 0.2%
     Craig, Cl A* (Cost $316,309) .....................      40,000      102,500
                                                                      ----------

SHORT-TERM INVESTMENT -- 10.7%

                                                            Face
                                                           Amount
                                                         ----------
REPURCHASE AGREEMENT  -- 10.7%
     Chase Securities, Inc. 6.35%, dated 10/31/00,
        due 11/01/00 to be repurchased at $6,640,171,
        collateralized by $4,972,771 of various
        U.S. Treasury Obligations valued at
        $ 6,639,130 (Cost $6,639,000) ................. $ 6,639,000    6,639,000
                                                                    ------------
     TOTAL INVESTMENTS -- 101.3%
        (Cost $58,592,047) (a) ........................               62,958,034
                                                                    ------------
     OTHER ASSETS AND LIABILITIES, NET-- (1.3%) .......                (800,091)
                                                                    ------------
     TOTAL NET ASSETS -- 100.0% .......................             $ 62,157,943
                                                                    ============

*    Non-Income Producing Security
Cl   Class
(a) The cost for federal income tax purposes was $58,592,047. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $4,365,987. This consisted of aggregate gross unrealized appreciation for all securities of $9,811,476, and gross unrealized depreciation for all securities of $5,445,489.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
                                                    OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 94.4%

                                                            Shares       Value
                                                          ---------   ----------
BASIC INDUSTRIES -- 13.7%
     Engelhard ........................................      35,400   $  738,975
     Houghton Mifflin .................................      13,500      496,969
     OM Group .........................................      15,400      712,250
     Reynolds & Reynolds, Cl A ........................      21,800      389,675
     SPX* .............................................       4,600      568,675
                                                                      ----------
                                                                       2,906,544
                                                                      ----------
CAPITAL CONSTRUCTION -- 9.4%
     Insituform Technologies, Cl A* ...................      18,000      642,375
     IONICS* ..........................................       6,000      125,625
     Jacobs Engineering Group* ........................      18,000      744,750
     Ogden ............................................      34,200      470,250
                                                                      ----------
                                                                       1,983,000
                                                                      ----------
CONSUMER DURABLES -- 3.1%
     Universal Foods ..................................      32,900      649,775
                                                                      ----------
CONSUMER NON- DURABLES -- 10.3%
     Fleming ..........................................      14,000      198,625
     Hollinger International ..........................      40,600      626,762
     Suiza Foods* .....................................      11,500      532,594
     Valassis Communications* .........................      13,750      381,562
     Wolverine World Wide .............................      42,000      454,125
                                                                      ----------
                                                                       2,193,668
                                                                      ----------
ENERGY RELATED -- 10.0%
     Core Laboratories* ...............................      35,600      767,625
     Grant Prideco* ...................................      10,000      185,625
     Noble Affiliates .................................      18,100      664,044
     Tom Brown* .......................................      21,900      500,962
                                                                      ----------
                                                                       2,118,256
                                                                      ----------
HEALTH CARE -- 4.5%
     ICN Pharmaceuticals ..............................      14,200      540,487
     Pall .............................................      19,100      411,844
                                                                      ----------
                                                                         952,331
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                            Shares       Value
                                                          ---------   ----------
NATURAL RESOURCES -- 4.1%
     Martin Marietta Materials ........................      16,000   $  614,400
     Minerals Technologies ............................       8,400      263,025
                                                                      ----------
                                                                         877,425
                                                                      ----------
RETAIL -- 6.8%
     AnnTaylor Stores* ................................       4,000      120,000
     Barnes & Noble*  .................................       9,200      173,650
     Claire's Stores ..................................      17,700      356,212
     Electronics Boutique Holdings* ...................      11,400      178,125
     Zale* ............................................      18,000      609,750
                                                                      ----------
                                                                       1,437,737
                                                                      ----------
SERVICES -- 11.9%
     Copart* ..........................................      14,200      213,888
     Edison Schools* ..................................      13,900      381,381
     FYI* .............................................      10,500      420,656
     Insight Communications* ..........................       1,400       19,425
     RH Donnelley .....................................      26,700      604,088
     TV Azteca ADR ....................................      32,700      408,750
     United Stationers* ...............................      16,100      484,006
                                                                      ----------
                                                                       2,532,194
                                                                      ----------
TECHNOLOGY -- 12.7%
     3DO* .............................................      50,300      154,044
     Citrix Systems*  .................................      21,800      482,325
     Ingram Micro,  Cl A* .............................      44,000      750,750
     Pinnacle Systems*  ...............................      24,400      308,050
     Sensormatic Electronics* .........................      44,000      792,000
     Thomas & Betts ...................................      13,700      207,213
                                                                      ----------
                                                                       2,694,382
                                                                      ----------
TELECOMMUNICATIONS -- 3.4%
     Plantronics* .....................................      15,600      711,750
                                                                      ----------
TRANSPORTATION/SERVICES -- 4.5%
     Gatx .............................................       8,300      349,119
     Monaco Coach* ....................................       4,400       75,075
     USfreightways ....................................      21,000      540,750
                                                                      ----------
                                                                         964,944
                                                                      ----------
     TOTAL COMMON STOCKS
        (Cost $18,579,834) ............................               20,022,006
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
                                                    OCTOBER 31, 2000
--------------------------------------------------------------------------------

SHORT -TERM INVESTMENTS -- 6.8%

                                                           Face
                                                          Amount       Value
                                                        ----------   ----------
REPURCHASE AGREEMENTS -- 6.8%
     Chase Securities, Inc. 6.35%, dated
        10/31/00, due 11/01/00  to be
        repurchased at $1,435,253, collateralized
        by $ 1,074,849 of various U.S. Treasury
        Obligations valued at $ 1,435,028
        (Cost $1,435,00.) ............................. $1,435,000  $ 1,435,000
                                                                    -----------
     TOTAL INVESTMENTS -- 101.2%
        (Cost $20,014,834) (a) ........................              21,457,006
                                                                     ----------
     OTHER ASSETS AND LIABILITIES, NET -- (1.2%) ......                (249,517)
                                                                     ----------
     TOTAL NET ASSETS -- 100.0% .......................             $21,207,489
                                                                    ===========

--------------------------------------------------------------------------------
*    Non-Income Producing Security
ADR  American Depositary Receipt
Cl   Class
(a) The cost for federal income tax purposes was $20,014,834. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,442,172. This consisted of aggregate gross unrealized appreciation for all securities of $2,849,028, and gross unrealized depreciation for all securities of $1,406,856.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                      RHJ PORTFOLIOS
                                                               OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                       Small Cap   Small/Mid Cap
                                                                       Portfolio     Portfolio
                                                                      -----------   -----------
Assets
Investments, at Cost ..............................................   $51,953,047   $18,579,834
                                                                      ===========   ===========
Investments, at Value - Note A ....................................   $56,319,034   $20,022,006
Repurchase Agreements, at Value - Note A
   (Cost $6,639,000 and $1,435,000, respectively) .................     6,639,000     1,435,000
Cash ..............................................................           289           414
Receivable for Investments Sold ...................................       404,944       207,295
Receivable for Portfolio Shares Sold ..............................        31,077        26,000
Dividends and Interest Receivable .................................         6,521         4,875
Other Assets ......................................................        10,334         1,370
                                                                      -----------   -----------
   Total Assets ...................................................    63,411,199    21,696,960
                                                                      -----------   -----------
Liabilities
Payable for Investments Purchased .................................     1,174,439       424,127
Payable for Investments Advisory Fees - Note B ....................        33,527        10,415
Payable for Administrative Fees - Note C ..........................        13,391        10,569
Payable for Custodian Fees - Note D ...............................         3,350         2,500
Payable for Portfolio Shares Redeemed .............................         2,457        19,739
Payable for Directors' Fees - Note F ..............................           950           850
Other Liabilities .................................................        25,142        21,271
                                                                      -----------   -----------
   Total Liabilities ..............................................     1,253,256       489,471
                                                                      -----------   -----------
Net Assets ........................................................   $62,157,943   $21,207,489
                                                                      ===========   ===========
Net Assets Consist of:
Paid in Capital ...................................................   $49,424,788   $13,192,720
Net Investment Income .............................................            --         3,634
Accumulated Net Realized Gain .....................................     8,367,168     6,568,963
Unrealized Appreciation ...........................................     4,365,987     1,442,172
                                                                      -----------   -----------
Net Assets ........................................................   $62,157,943   $21,207,489
                                                                      ===========   ===========
Institutional Class Shares
Shares Issued and Outstanding ($0.001 par value)
   (Authorized 25,000,000) ........................................     3,592,286     1,183,062
Net Asset Value, Offering and Redemption Price Per Share ..........        $17.30        $17.93
                                                                           ======        ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    RHJ PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                    Small Cap      Small/Mid Cap
                                                    Portfolio        Portfolio
                                                  ------------     ------------
Investment Income
Dividends ...................................     $     74,794     $    140,677
Interest ....................................          365,925          116,643
Less: Foreign Tax Withholding ...............               --           (1,250)
                                                  ------------     ------------
 Total Income ...............................          440,719          256,070
                                                  ------------     ------------
Expenses
Investment Advisory Fees -- Note B ..........          440,450          161,560
Administrative Fees -- Note C ...............          135,671          105,245
Shareholder Servicing Fees -- Note G ........           39,976            3,623
Printing Fees ...............................           17,451           12,528
Audit Fees ..................................           14,988           12,743
Custodian Fees -- Note D ....................           14,728            6,565
Registration and Filing Fees ............ ...           12,952           22,866
Directors' Fees -- Note F ...................            4,037            3,666
Legal Fees ..................................            2,845            1,321
Other Expenses ..............................           17,756            6,629
Investment Advisory Fees Waived --
 Note B .....................................               --          (81,800)
                                                  ------------     ------------
 Net Expenses Before Expense Offset .........          700,854          254,946
                                                  ------------     ------------
Expense Offset -- Note A ....................           (6,885)          (2,510)
                                                  ------------     ------------
 Net Expenses After Expense Offset ..........          693,969          252,436
                                                  ------------     ------------
Net Investment Income (Loss) ................         (253,250)           3,634
                                                  ------------     ------------
Net Realized Gain on Investments ............        8,620,775        7,582,762
Net Change in Unrealized Appreciation
 (Depreciation) on Investments ..............        4,643,151         (962,795)
                                                  ------------     ------------
Net Gain on Investments .....................       13,263,926        6,619,967
                                                  ------------     ------------
Net Increase in Net Assets Resulting from
 Operations .................................     $ 13,010,676     $  6,623,601
                                                  ============     ============



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               RHJ SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended       Year Ended
                                                   October 31,      October 31,
                                                      2000             1999
                                                  ------------     ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Loss .......................     $   (253,250)    $   (309,498)
  Net Realized Gain .........................        8,620,775        8,745,947
  Net Change in Unrealized
   Appreciation (Depreciation) ..............        4,643,151        1,098,523
                                                  ------------     ------------
 Net Increase in Net Assets Resulting from
  Operations ................................       13,010,676        9,534,972
                                                  ------------     ------------
Distributions:
  Net Realized Gain .........................       (7,955,046)              --
                                                  ------------     ------------
Capital Share Transactions: (1)
  Issued ....................................       29,594,645       24,763,306
  In Lieu of Cash Distributions .............        7,898,169               --
  Redeemed ..................................      (28,789,388)     (28,118,025)
                                                  ------------     ------------
 Net Increase (Decrease) from
  Capital Share Transactions ................        8,703,426       (3,354,719)
                                                  ------------     ------------
 Total Increase .............................       13,759,056        6,180,253

Net Assets:
  Beginning of Period .......................       48,398,887       42,218,634
                                                  ------------     ------------
  End of Period (including undistributed net
   investment income of $0 and $0,
    respectively) ...........................     $ 62,157,943     $ 48,398,887
                                                  ============     ============
(1) Shares Issued and Redeemed:
  Issued ....................................        1,747,438        1,638,415
  In Lieu of Cash Distributions .............          529,013               --
  Redeemed ..................................       (1,698,434)      (1,887,156)
                                                  ------------     ------------
 Net Increase (Decrease) in Shares
  Outstanding ...............................          578,017         (248,741)
                                                  ============     ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                   Year Ended       Year Ended
                                                   October 31,      October 31,
                                                      2000             1999
                                                  ------------     ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss) ..............     $      3,634      $  (104,037)
  Net Realized Gain (Loss) ..................        7,582,762       (1,013,801)
  Net Change in Unrealized
   Appreciation (Depreciation) ..............         (962,795)       1,619,104
                                                  ------------     ------------
 Net Increase in Net
  Assets Resulting from
  Operations ................................        6,623,601          501,266
                                                  ------------     ------------
Distributions:
  Net Realized Gain..........................               --         (320,930)
                                                  ------------     ------------
Capital Share Transactions: (1)
  Issued ....................................       18,274,434        6,576,370
  In Lieu of Cash Distributions .............               --          290,242
  Redeemed ..................................      (23,921,273)      (8,596,347)
                                                  ------------     ------------
 Net Decrease from Capital
  Share Transactions ........................       (5,646,839)      (1,729,735)
                                                  ------------     ------------
Total Increase (Decrease)                              976,762       (1,549,399)
Net Assets:
  Beginning of Period .......................       20,230,727       21,780,126
                                                  ------------     ------------
  End of Period (including net investment
   income of $3,634 and $0, respectively) ...      $21,207,489     $ 20,230,727
                                                   ===========     ============
(1) Shares Issued and Redeemed:
  Issued ....................................        1,051,466          484,183
  In Lieu of Cash Distributions .............               --           21,774
  Redeemed...................................       (1,437,606)        (626,439)
                                                  ------------     ------------
 Net Decrease in Shares
  Outstanding ...............................         (386,140)        (120,482)
                                                  ============     ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                Selected Per Share Data & Ratios
                                                  For a Share Outstanding Throughout Each Period

                                                             Years Ended October 31,
                                               -------------------------------------------------
                                                 2000      1999      1998       1997      1996
                                               -------   -------   --------   -------   --------
Net Asset Value,
 Beginning of Period ........................  $ 16.06   $ 12.94   $  18.76   $ 15.73   $ 15.87
                                               -------   -------   --------   -------   -------
Income from Investment Operations:
  Net Investment Loss .......................    (0.07)    (0.03)     (0.06)    (0.08)    (0.10)
  Net Realized and Unrealized Gain
   (Loss) ...................................     3.98      3.15      (3.47)     4.59      2.73
                                               -------   -------   --------   -------   -------
  Total from Investment Operations ..........     3.91      3.12      (3.53)     4.51      2.63
                                               -------   -------   --------   -------
Distributions:
  Net Investment Income .....................       --        --         --        --        --
  Net Realized Gain .........................    (2.67)       --      (2.29)    (1.48)    (2.77)
                                               -------   -------   --------   -------   -------
  Total Distributions .......................    (2.67)       --      (2.29)    (1.48)    (2.77)
                                               -------   -------   --------   -------
Net Asset Value, End of Period ..............  $ 17.30   $ 16.06   $  12.94   $ 18.76   $ 15.73
                                               -------   -------   --------   -------   -------
Total Return ................................    27.02%    24.21%    (20.86)%   31.44%    19.43%
                                               -------   -------   --------   -------   -------

Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands) ...............................  $62,158   $48,399   $ 42,219   $51,772   $33,488
Ratio of Expenses to Average Net
  Assets ....................................     1.19%     1.29%      1.16%     1.21%     1.37%
Ratio of Net Investment Loss
  to Average Net Assets .....................    (0.43)%   (0.67)%    (0.48)%   (0.53)%   (0.78)%
Portfolio Turnover Rate .....................      130%      132%       120%      158%      181%


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                            Selected Per Share Data & Ratios
                                              For a Share Outstanding Throughout Each Period

                                                                                 November 1,
                                                     Years Ended October 31,     1996*** to
                                                -------------------------------  October 31,
                                                   2000      1999      1998         1997
                                                --------   -------   --------    ----------
Net Asset Value, Beginning of Period ..........  $ 12.89   $ 12.89   $  12.64     $ 10.00
                                                --------   -------   --------     -------
Income from Investment Operations:
 Net Investment Income (Loss) .................       --     (0.05)     (0.01)       0.03
 Net Realized and Unrealized Gain .............     5.04      0.22       0.42        2.64
                                                --------   -------   --------     -------
 Total from Investment Operations .............     5.04      0.17       0.41        2.67
                                                --------   -------   --------     -------
Distributions:
 Net Investment Income ........................       --        --      (0.00)#     (0.03)
 Net Realized Gain ............................       --     (0.17)     (0.16)         --
                                                --------   -------   --------     -------
 Total Distributions ..........................       --     (0.17)     (0.16)      (0.03)
                                                --------   -------   --------     -------
Net Asset Value, End of Period ................  $ 17.93   $ 12.89   $  12.89     $ 12.64
                                                --------   -------   --------     -------
Total Return+ .................................    39.10%     1.31%      3.33%      26.76%
                                                ========   =======   ========     =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) .........  $21,207   $20,231   $ 21,780     $12,957
Ratio of Expenses to Average Net Assets .......     1.26%     1.25%      1.25%       1.25%
Ratio of Net Investment Income (Loss)
 to Average Net Assets ........................     0.02%    (0.47)%    (0.12)%      0.24%
Portfolio Turnover Rate .......................      119%       78%        83%         56%

+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
#    Value is less than $0.01 per share.
***  Commencement of Operations.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objectives of the Portfolios are as follows:

     Rice, Hall, James Small Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

     Rice, Hall, James Small/Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

          2. Federal Income Taxes: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for

UAM FUNDS                                                        RHJ PORTFOLIOS

--------------------------------------------------------------------------------

     Federal income taxes is required in the financial statements.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of net operating losses.

          Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss) of $253,250 and accumulated net realized gain of $(253,250) for the Rice, Hall, James Small Cap Portfolio.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method.

UAM FUNDS                                                       RHJ PORTFOLIOS

--------------------------------------------------------------------------------

     Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio at a fee calculated at an annual rate of 0.75% and 0.80% of the average daily net assets, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Rice, Hall, James Small Cap Portfolio's and the Rice, Hall, James Small/Mid Cap Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively. Old Mutual, Plc. gained control of United Asset Management on September 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolios under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolios.

     Pursuant to the Agreement, each Portfolio pays the Administrator 0.073% per annum of its average daily net assets, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the year ended October 31, 2000, the Administrator earned the following amounts from the Portfolios and paid the following to SEI, DST and UAMSSC for their services:

                                  Administration  Portion Paid  Portion Paid  Portion Paid
Rice, Hall, James Portfolios           Fees          to SEI        to DST        to UAMSSC
----------------------------      --------------  ------------  ------------  ------------
Small Cap .......................      $135,671       $52,296       $22,867       $15,757
Small/Mid Cap....................       105,245        42,288        19,195        15,566

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' assets held in accordance with the custodian agreement.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

     F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board Meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     G. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM funds that are serviced by the financial representative.

     H. Purchases and Sales: For the year ended October 31, 2000, the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio made purchases of $68,599,001 and $21,604,108 and sales of $70,796,125 and $26,969,899 of investment securities other than long-term U.S. Government and short-term securities, respectively. There were no purchases or sales of long-term U.S. Government securities.

     I. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 2000, the Portfolios had no borrowings under the agreement.

     J. Other: At October 31, 2000, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                 No. of                 %
Rice, Hall, James Portfolios                  Shareholders          Ownership
----------------------------                  -----------           --------
Small Cap....................................         1                48%
Small/Mid Cap................................         1                13%

UAM FUNDS                                                     THE RHJ PORTFOLIOS

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Rice, Hall, James Small Cap Portfolio
Rice, Hall, James Small/Mid Cap Portfolio

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), each a portfolio of UAM Funds, Inc., at October 31, 2000, and the results of each of their operations, changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 20, 2000

UAM FUNDS                                                        RHJ PORTFOLIOS

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited):

At October 31, 2000 Rice, Hall, James Small Cap Portfolio hereby designates $2,961,625 as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

                                      NOTES

                                     NOTES

UAM FUNDS                                                     THE RHJ PORTFOLIOS

--------------------------------------------------------------------------------

Officers and Directors

James F. Orr, III                           William H. Park
Director, President and Chairman            Vice President

John T. Bennett, Jr.                        Gary L. French
Director                                    Treasurer

Nancy J. Dunn                               Robert J. Della Croce
Director                                    Assistant Treasurer

Philip D. English                           Linda T. Gibson, Esq.
Director                                    Secretary

William A. Humenuk                          Martin J. Wolin, Esq.
Director                                    Assistant Secretary

James P. Pappas                             Theresa DelVecchio
Vice President                              Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Rice, Hall, James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                           -------------------------------------
                                           This report has been prepared for
                                           shareholders and may be distributed
                                           to others only if preceded or
                                           accompanied by a current prospectus.
                                           -------------------------------------

                                                            [LOGO OF UAM FUNDS]

Supplement dated October 27, 2000, to the Annual Report of the Financials for the Rice, Hall & James Small Cap Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On November 28, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------
1.To elect the Trustees/Directors.
  01) John T. Bennett, Jr.......................... 19,010,168     --   451,579
  02) Nancy J. Dunn................................ 19,032,354     --   429,393
  03) William A. Humenuk........................... 19,032,469     --   429,278
  04) Philip D. English............................ 19,032,469     --   429,278
  05) James F. Orr, III............................ 19,030,371     --   431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental

                                                     1,443,173 783,099   48,227

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:...............  2,183,573  25,708   65,218
  b) Borrowing:....................................  2,188,081  21,200   65,218
  c) Issuing of Senior Securities:.................  2,189,663  19,618   65,218
  d) Underwriting:.................................  2,189,663  19.618   65,218
  e) Industry Concentration:.......................  2,188,081  21,200   65,218
  f) Investment in Real Estate:....................  2,190,664  18,616   65,218
  g) Commodities:..................................  2,190,664  18,616   65,218
  h) Lending:......................................  2,190,664  18,616   65,218
  i) Illiquid Securities:..........................  2,189,082  20,198   65,218
  j) Control or Management:........................  2,190,664  18,616   65,218
  k) Unseasoned Issuers:...........................  2,189,082  20,198   65,218
  l) Borrowing exceeding 5%:.......................  2,189,082  20,198   65,218
  m) Pledging:.....................................  2,190,664  18,616   65,218
  n) Margin Purchases and Short Sales:.............  2,190,664  18,616   65,218

                                                      For:    Against: Abstain:
                                                    --------- -------- --------
  o) Directors' Ownership of Shares:............... 2,189,082  20,198   65,218
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:.......... 2,190,664  18,616   65,218
  q) Futures and Options:.......................... 2,184,575  24,706   65,218

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                    2,296,309   9,084   33,968

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                    2,286,208  16,188   36,965

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                    2,281,930  20,451   36,980

Supplement dated October 27, 2000, to the Annual Report of the Financials for the Rice, Hall & James Small/Mid Cap Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On November 27, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------
1.To elect the Trustees/Directors.
  06) John T. Bennett, Jr. ........................ 19,010,168     --   451,579
  07) Nancy J. Dunn................................ 19,032,354     --   429,393
  08) William A. Humenuk........................... 19,032,469     --   429,278
  09) Philip D. English............................ 19,032,469     --   429,278
  10) James F. Orr, III............................ 19,030,371     --   431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                       474,211 180,119      --

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

                                                       For:   Against: Abstain:
                                                      ------- -------- --------
  a) Diversification of Investments:................. 597,522  11,631   45,177
  b) Borrowing:...................................... 597,191  11,963   45,176
  c) Issuing of Senior Securities:................... 597,522  11,631   45,177
  d) Underwriting:................................... 597,522  11,631   45,177
  e) Industry Concentration:......................... 597,522  11,631   45,177
  f) Investment in Real Estate:...................... 597,522  11,631   45,177
  g) Commodities:.................................... 597,191  11,963   45,176
  h) Lending:........................................ 597,191  11,963   45,176
  i) Illiquid Securities:............................ 597,191  11,963   45,176
  j) Control or Management:.......................... 597,522  11,631   45,177
  k) Unseasoned Issuers:............................. 597,522  11,631   45,177
  l) Borrowing exceeding 5%:......................... 597,522  11,631   45,177
  m) Pledging:....................................... 597,191  11,963   44,176
  n) Margin Purchases and Short Sales:............... 597,191  11,963   45,176
  o) Directors' Ownership of Shares:................. 597,522  11,631   45,177
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:............ 597,522  11,631   45,177
  q) Futures and Options:............................ 597,522  11,631   45,177

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

     633,837 2,147 38,924

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

     623,910 9,927 41,071

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

     623,910 9,927 41,071

                                                                  [LOGO OF UAM]